                  AMENDED AND RESTATED STOCKHOLDER'S AGREEMENT

          AMENDED AND RESTATED STOCKHOLDER'S AGREEMENT ("Agreement"), dated as of May 14, 1997, by and between United Breweries of America, Inc., a Delaware corporation ("UB"), Black & Company, Inc., and Lawrence S. Black, Ronald A. Sauer, Herb Black, Dennis B. Reiter, John F. Lillicrop, Bruce J. Alexander and Laurie Miller, officers and/or directors of Black & Company, Inc. (each a "Stockholder"), beneficial holders of Common Stock of Nor'Wester Brewing Company, Inc. ("Nor'Wester") and James W. Bernau ("Bernau" or a
"Stockholder", and together with Black & Company, Inc., the
"Stockholders"), a beneficial and/or record holder of Common Stock of Nor'Wester and Willamette Valley, Inc. Microbreweries Across America
("WVI"). WVI is the beneficial and/or record holder of Common Stock of the subsidiaries of WVI listed on Schedule 1 hereto (collectively, the "WVI Subsidiaries").

                              W I T N E S S E T H:

          WHEREAS, Nor'Wester, North Country Brewing Company, WVI, the WVI Subsidiaries and UB, entered into an Investment Agreement, dated as of January 30, 1997, as amended by the Amendment to the Investment Agreement dated as of May 14, 1997 (the "Investment Agreement"), providing for, INTER ALIA, the consolidation of Nor'Wester, North Country Brewing Company, WVI and the WVI Subsidiaries under the ownership of United Craft Brewers, Inc., a newly formed Delaware corporation (the "Consolidation"); and

          WHEREAS, UB and Bernau entered into the Stockholder's Agreement dated January 30, 1997 and whereas as a condition to their willingness to enter into the Amendment to the Investment Agreement, UB has required that the Stockholders enter into, and the Stockholders have agreed to enter into, this Agreement; and

          WHEREAS, in order to induce UB to enter into the Amendment to the Investment Agreement, the Stockholders desire to grant UB a proxy as to all shares of Nor'Wester, WVI and WVI Subsidiaries Common Stock beneficially owned by the Stockholders and make certain agreements with UB as provided herein;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration including the inducement to UB to consummate the Investment Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. REPRESENTATIONS AND WARRANTIES. Each Stockholder hereby represents and warrants to UB as follows:

          (a) OWNERSHIP OF SHARES. Such Stockholder is either (i) the record and beneficial owner of, (ii) trustee of a trust that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such trustee, a "Trustee") of, or (iii) the beneficial owner but not the record holder of, the number of shares of Nor'Wester, WVI and WVI Subsidiaries Common Stock as set forth opposite such Stockholder's name on Schedule 2 hereto (the "Existing Shares", and together with any shares of Nor'Wester, WVI and WVI Subsidiaries Common Stock acquired by such Stockholder after July 21, 1997 and prior to the termination hereof, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, the "Shares"). As of July 21, 1997, the Existing Shares set forth opposite such Stockholder's name on Schedule 2 constitute all of the shares of Nor'Wester, WVI and WVI Subsidiaries Common Stock owned of record or beneficially by such Stockholder, except for shares of Nor'Wester Common Stock held by Black & Company over which it does not have voting power although Black & Company may be deemed the beneficial owner. Except for 150,000 of the Existing Shares held by Black & Company over which it has only voting power with respect to the matters set forth in Section 2, such Stockholder (or, to the extent such Stockholder is a Trustee, such Stockholder together with other Trustees who are signatories to this Agreement) has sole voting power with respect to the matters set forth in Section 2, sole power of disposition and sole power to demand appraisal rights in each case with respect to all of the Existing Shares set forth opposite such Stockholder's name on
Schedule 2, with no restrictions subject to applicable federal securities laws and the terms of this Agreement, on such rights.

          (b) POWER; BINDING AGREEMENT. Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party including, without limitation, any trust agreement, voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is Trustee whose consent is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If executed by such Stockholder's spouse, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (c) NO CONFLICTS. (i) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and
(ii) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall
(x) conflict with or result in any breach of any applicable trust or other organizational documents applicable to such Stockholder, (y) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound or
(z) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

          (d) Except for (i) 101,913 shares of Bernau's Nor'Wester stock pledged to Bank of America to secure payment under Bernau's Individual Loan Agreement dated February 20, 1996, (ii) 808,705 shares of Bernau's Nor'Wester stock pledged to Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation to secure payment under Bernau's Margin Agreement dated October 1, 1996, (iii) 3,018,444 shares of Bernau's WVI stock held in escrow at First Interstate Bank of Oregon pursuant to the Founder's Escrow Agreement dated February 22, 1994 and (iv) 150,000 of the Existing Shares held by Black & Company for the accounts of its clients, such Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

          (e) Except as disclosed in Section 3.16 of the Investment Agreement, no broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

          (f) Such Stockholder understands and acknowledges that UB is entering into the Investment Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

     2.   AGREEMENT TO VOTE; PROXY.

          2.1 VOTING. Each Stockholder hereby agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Constituent Corporations, however called, or in connection with any written consent of the stockholders of the Constituent Corporations, such Stockholder shall vote (or cause to be voted) the Shares held of record or beneficially by such Stockholder, and in the case of Bernau, including, but not limited to, causing WVI to vote the shares held of record by it in the WVI Subsidiaries,
(a) in favor of the Consolidation, the execution and delivery by each of the Constituent Corporations of the Investment Agreement and the approval of the terms thereof and each of the other actions contemplated by the Investment Agreement and this Agreement and any actions required in furtherance hereof and thereof; (b) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of each of the Constituent Corporations under the Investment Agreement or this Agreement; (c) except as otherwise agreed to in writing in advance by UB or permitted pursuant to the Investment Agreement, against the following actions (other than the Consolidation and the transactions contemplated by the Investment Agreement): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving any of the Constituent Corporations; (ii) a sale, lease or transfer of a material amount of assets of any of the Constituent Corporations or a reorganization, recapitalization, dissolution or liquidation of any of the Constituent Corporations; (iii) (1) any change in the majority of the board of directors of any of the Constituent Corporations; (2) any material change in the present capitalization of any of the Constituent Corporations or any amendment of any of the Constituent Corporations' Certificates of Incorporation; (3) any other material change in any of the Constituent Corporations' corporate structure or business; or (4) any other actions; which, in the case of each of the matters referred to in clauses (iii)(1), (2), (3) or (4), is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the contemplated economic benefits to UB of the Consolidation or the transactions contemplated by the Investment Agreement or this Agreement. Each Stockholder shall not enter into any agreement or understanding, whether oral or written, with any person or entity prior to the Termination Date (as defined in Section 7.1) to vote after the Termination Date in any manner inconsistent with clauses (a), (b) or (c) of the preceding sentence.

          2.2 PROXY. Each Stockholder hereby grants to, and appoints, UB and Vijay Mallya and O'Neil Nalavadi, in their respective capacities as officers of UB, and any individual who shall hereafter succeed to any such office of UB, and any other designee of UB, each of them individually, such Stockholder's irrevocable proxy and attorney-in-fact (with full power of substitution) to vote the Shares as indicated in Section 2.1 above. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by such Stockholder with respect to such Stockholder's Shares.

     3. CERTAIN COVENANTS OF STOCKHOLDERS. Except in accordance with the terms of this Agreement, each Stockholder hereby covenants and agrees as follows:

          3.1 NO SOLICITATION. Except with regard to Mile High Brewing Company and Bayhawk Ales, Inc., such Stockholder shall not, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person (other than UB or any affiliate of UB) with respect to any of the Constituent Corporations that constitutes or could reasonably be expected to lead to a proposal to acquire an interest in any of the Constituent Corporations. If such Stockholder receives any such inquiry or proposal, then such Stockholder shall promptly inform UB of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. Such Stockholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

          3.2 RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE; RESTRICTION ON WITHDRAWAL. Such Stockholder shall not, directly or indirectly:
(a) except as contemplated by the Investment Agreement and with respect to existing stock pledges described in Section 1(d) above, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Stockholder's Shares or any interest therein; (b) except as contemplated hereby, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (c) take any action that would make any representation or warranty of such Stockholder contained in this Agreement untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Agreement. Notwithstanding the foregoing, Black & Company shall not be prevented from transferring any Shares provided that any transferee agrees in writing to be bound by the terms and conditions of this Agreement. Furthermore, the provisions of this paragraph shall not apply to the 150,000 Existing Shares held by Black & Company for the accounts of its clients provided, that

Black & Company shall not take any such actions with regard to such Existing Shares unless it has received specific instructions to do so from the client for whom it holds such Existing Shares.

          3.3 WAIVER OF APPRAISAL RIGHTS. Such Stockholder hereby waives any rights of appraisal or rights to dissent from the Consolidation that such Stockholder may have. Each Trustee represents that no beneficiary who is a beneficial owner of Shares under any trust for which such Trustee acts as trustee has any right of appraisal or right to dissent from the Consolidation which has not been so waived.

          3.4 CERTAIN RIGHTS. Such Stockholder hereby waives any rights to cause any of the Constituent Corporations to register, or include in any registration statement relating to the Consolidation of such Constituent Corporation or UB filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, any of such Stockholder's Shares. Such Stockholder hereby waives any co-sale or similar rights respecting shares of the Constituent Corporations' Common Stock.

     4. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     5. CERTAIN EVENTS. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Shareholder's heirs, guardians, administrators or successors.

     6. STOP TRANSFER. Each Stockholder agrees with, and covenants to, UB that such Stockholder shall not request that any of the Constituent Corporations register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement. Such Stockholder agrees, with respect to any Shares in certificated form, that such Stockholder will tender to the respective Constituent Corporations within fifteen (15) business days after the date hereof, the certificates representing such Shares and such Constituent Corporation will inscribe upon such certificates the following legend: "The shares of Common Stock of [insert applicable company name] (the "Company") represented by this certificate are subject to an Amended and Restated Stockholder's Agreement, dated as of May 14, 1997, and may not be sold or otherwise transferred, except in accordance therewith. Copies of such Agreement may be obtained at the principal executive offices of the Company." Each Stockholder agrees that within fifteen (15) business days after the date hereof, such Stockholder will no longer hold any Shares, whether certificated or uncertificated, in "street name" or in the name of any nominee. In the event of a stock dividend or distribution, or any change in the Company
Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" as used in this Agreement shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

     7.   TERMINATION; EXPENSES.

          7.1 EVENTS OF TERMINATION. This Agreement and the obligations of each Stockholder hereunder (other than those set forth in this Section 7.1 and Sections 7.2, 7.3 and 9.4 hereof, which shall survive any such termination) shall terminate on the first to occur of (a) termination of the Investment Agreement in accordance with its terms or (b) the Closing. In addition, this Agreement and the obligations of each Stockholder hereunder may be terminated (other than those set forth in this Section 7.1 and Sections 7.2, 7.3 and 9.4 hereof, which shall survive any such termination) by UB if UB is not in material breach of its obligations under this Agreement and if there has been a breach in any material respect by a Stockholder of any of its representations, warranties, covenants or agreements contained in this Agreement and such breach has not been promptly cured after notice to such Stockholder; PROVIDED, HOWEVER, that such breach shall be of the kind that denies UB the material benefits contemplated by this Agreement. As used in this Agreement, the term "Termination Date" shall mean the date upon which this Agreement terminates pursuant to clause (a) of this Section 7.1.

          7.2 EXPENSES. (a) Except as set forth in this Section 7.2, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Consolidation is consummated.

          (b) If this Agreement is terminated pursuant to the second sentence of Section 7.1 of this Agreement and provided that UB is not then in material breach of its obligations under this Agreement, then such breaching Stockholder shall reimburse UB, within one (1) business day of UB's request therefor, for all reasonable and documented fees and expenses actually incurred by UB in connection with the Investment Agreement; provided, however, that notwithstanding such breach, if the Consolidation is approved by a majority of the stockholders of the Constituent Corporation in which such breaching Stockholder owns Shares, then such breaching Stockholder shall not be liable for for the fees and expenses incurred by UB as set forth in this Section 7.2(b).

          7.3 REMEDIES. If this Agreement shall be terminated by UB as provided in the second sentence of Section 7.1, notwithstanding the payment made to UB pursuant to such Section 7.2 such breaching Stockholder shall not be relieved from any liability to UB for breach of this Agreement.

     8. STOCKHOLDER CAPACITY. No person executing this Agreement who is or becomes during the term hereof a director of any Constituent Corporation makes any agreement or understanding herein in his or her capacity as such director. Each Stockholder signs solely in his or her capacity as the record and/or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Shares.

     9. MARKET MAKING CAPACITY. UB recognizes that Black & Company is a market maker for Nor'Wester Common Stock and as such buys and sells Nor'Wester Common Stock. Any shares of Nor'Wester Common Stock bought or sold by Black & Company in its capacity as a market maker shall not be subject to the terms and conditions of this Agreement.

     10.  MISCELLANEOUS.

          10.1 ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (i) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof (other than the Investment Agreement) and (b) shall not be assigned by operation of law or otherwise without the prior written consent of the other party; PROVIDED that UB may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of UB, but no such assignment shall relieve UB of its obligations hereunder if such assignee does not perform such obligations.

          10.2 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto; PROVIDED that Schedule 2 hereto may be supplemented by UB by adding the name and other relevant information concerning any stockholder of Nor'Wester, WVI or the WVI Subsidiaries who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added stockholder shall be treated as a "Stockholder" for all purposes of this Agreement.

          10.3 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

     If to a Stockholder:               At the address set forth on Schedule 2
                                        hereto

in the case of Bernau, copy to:         Ater Wynne Hewitt Dodson & Skerritt
                                        222 S.W. Columbia, Suite 1800
                                        Portland, OR 97201
                                        Attn.: Jack W. Schifferdecker, Jr., Esq.

in the case of all other Stockholders,
                              copy to:  Stoel Rives LLP
                                        Standard Insurance Center
                                        900 S.W. Fifth Avenue, Suite 2300
                                        Portland, OR 97201
                                        Attn.: Todd A. Bauman, Esq.

                            If to UB:   The UB Group
                                        One Harbor Drive, Suite 102
                                        Sausalito, California 94965
                                        Attn.: O'Neil Nalavadi, Senior Vice
                                        President
                              copy to:  Orrick, Herrington & Sutcliffe
                                        Old Federal Reserve Bank Building
                                        400 Sansome Street
                                        San Francisco, California 94111
                                        Attn.:  Alan Talkington, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          10.4 GOVERNING LAW. The validity, interpretation, enforceability and performance of this Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to the principles thereof regarding conflict of laws, and the terms and provisions hereby may not be waived, altered, modified or amended except in writing duly signed by UB and the Stockholders. The Stockholders and UB hereby consent to service of process in the County of San Francisco, California and hereby agree that all disputes relating to or arising under this Agreement shall be the jurisdiction of the state and federal courts located in the County of San Francisco, California.

          10.5 SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity. UB agrees that it shall not bring any action for money damages relating to this Agreement or the transactions herein contemplated against any trustee of any Stockholder that is a trust in such trustee's personal capacity based upon any action taken or not taken pursuant to a court order or a final legal judgment.

          10.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

          10.7 DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          10.8 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

          10.9 DEFINITIONS.  For purposes of this Agreement:

               (a) "beneficially own", "beneficial owner" or "beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities beneficially owned by a person shall include securities beneficially owned by all other persons with whom such person would constitute a "group" as described in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

               (b) "person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization, limited liability company or other entity.

               (c) Capitalized terms used herein and not defined shall have the meanings assigned to them in the Investment Agreement.

          IN WITNESS WHEREOF, UB and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                              UNITED BREWERIES OF AMERICA, INC.



                              By
                                 ----------------------------------------------
                              Name:  Vijay Mallya
                              Title:  Chief Executive Officer and President

                              STOCKHOLDERS


                              JAMES W. BERNAU


                              By
                                 ----------------------------------------------
                              Name:   James W. Bernau


                              BLACK & COMPANY


                              By
                                 ----------------------------------------------
                              Name:  Terri Duffey
                              Title:  Executive Vice President


                              LAWRENCE S. BLACK


                              By
                                 ----------------------------------------------
                              Name:   Lawrence S. Black


                              RONALD SAUER


                              By
                                 ----------------------------------------------
                              Name:   Ronald Sauer

                              HERB BLACK


                              By
                                 ----------------------------------------------
                              Name:   Herb Black


                              DENNIS B. REITER


                              By
                                 ----------------------------------------------
                              Name:   Dennis Reiter


                              JOHN F. LILLICROP


                              By
                                 ----------------------------------------------
                              Name:   John F. Lillicrop


                              BRUCE ALEXANDER


                              By
                                 ----------------------------------------------
                              Name:   Bruce Alexander


                              LAURIE MILLER


                              By
                                 ----------------------------------------------
                              Name:   Laurie Miller

                                CONSENT OF SPOUSE


         I am the spouse of James W. Bernau. On behalf of myself, my heirs and legatees, I consent to the terms of the Amended and Restated Stockholder's Agreement signed by or on behalf of my spouse and agree to the voting agreement and proxy with respect to the Shares (as defined in such Stockholder's Agreement) registered in the name of my spouse or otherwise registered, which my spouse proposes to grant pursuant to the Stockholder's Agreement.

Dated:  May 14, 1997


                                        ---------------------------------------
                                        (Signature of Spouse)

                                CONSENT OF SPOUSE


         I am the spouse of Ronald Sauer. On behalf of myself, my heirs and legatees, I consent to the terms of the Amended and Restated Stockholder's Agreement signed by or on behalf of my spouse and agree to the voting agreement and proxy with respect to the Shares (as defined in such Stockholder's Agreement) registered in the name of my spouse or otherwise registered, which my spouse proposes to grant pursuant to the Stockholder's Agreement.

Dated:  May 14, 1997

                                        ---------------------------------------
                                        (Signature of Spouse)

                                CONSENT OF SPOUSE


         I am the spouse of Dennis Reiter. On behalf of myself, my heirs and legatees, I consent to the terms of the Amended and Restated Stockholder's Agreement signed by or on behalf of my spouse and agree to the voting agreement and proxy with respect to the Shares (as defined in such Stockholder's Agreement) registered in the name of my spouse or otherwise registered, which my spouse proposes to grant pursuant to the Stockholder's Agreement.

Dated:  May 14, 1997


                                        ---------------------------------------
                                        (Signature of Spouse)

                                CONSENT OF SPOUSE


         I am the spouse of Herb Black. On behalf of myself, my heirs and legatees, I consent to the terms of the Amended and Restated Stockholder's Agreement signed by or on behalf of my spouse and agree to the voting agreement and proxy with respect to the Shares (as defined in such Stockholder's Agreement) registered in the name of my spouse or otherwise registered, which my spouse proposes to grant pursuant to the Stockholder's Agreement.

Dated:  May 14, 1997


                                        ---------------------------------------
                                        (Signature of Spouse)

                                CONSENT OF SPOUSE


         I am the spouse of Lawrence S. Black. On behalf of myself, my heirs and legatees, I consent to the terms of the Amended and Restated Stockholder's Agreement signed by or on behalf of my spouse and agree to the voting agreement and proxy with respect to the Shares (as defined in such Stockholder's Agreement) registered in the name of my spouse or otherwise registered, which my spouse proposes to grant pursuant to the Stockholder's Agreement.

Dated:  May 14, 1997


                                        ---------------------------------------
                                        (Signature of Spouse)

                                CONSENT OF SPOUSE


         I am the spouse of John F. Lillicrop. On behalf of myself, my heirs and legatees, I consent to the terms of the Amended and Restated Stockholder's Agreement signed by or on behalf of my spouse and agree to the voting agreement and proxy with respect to the Shares (as defined in such Stockholder's Agreement) registered in the name of my spouse or otherwise registered, which my spouse proposes to grant pursuant to the Stockholder's Agreement.

Dated:  May 14, 1997


                                        ---------------------------------------
                                        (Signature of Spouse)

                                CONSENT OF SPOUSE


         I am the spouse of Laurie Miller. On behalf of myself, my heirs and legatees, I consent to the terms of the Amended and Restated Stockholder's Agreement signed by or on behalf of my spouse and agree to the voting agreement and proxy with respect to the Shares (as defined in such Stockholder's Agreement) registered in the name of my spouse or otherwise registered, which my spouse proposes to grant pursuant to the Stockholder's Agreement.

Dated:  May 14, 1997


                                        ---------------------------------------
                                        (Signature of Spouse)

                                   SCHEDULE 1


                     SUBSIDIARIES OF WILLAMETTE VALLEY, INC.
                          MICROBREWERIES ACROSS AMERICA


Aviator Ales, Inc.
Mile High Brewing Company
Bayhawk Ales, Inc.

                                   SCHEDULE 2

                     NUMBER OF SHARES OF COMMON STOCK OWNED

                                                                     WVI SUBSIDIARIES
                                                          -------------------------------------
 NAME AND ADDRESS
  OF STOCKHOLDER              NOR'WESTER       WVI          AVIATOR        MILE HIGH      BAYHAWK
---------------------         ----------    ---------      ---------      ----------     ---------
James W. Bernau                910,618      3,018,444      2,715,584      2,391,985      1,249,811
8800 Enchanted Way
Turner, OR 97392

Black & Company                540,649
One SW Columbia Street
Suite 1200
Portland, OR 97528

Lawrence S. Black               50,000
c/o Black & Company
One SW Columbia Street
Suite 1200
Portland, OR 97528

Ronald A. Sauer                152,300
c/o Black & Company
One SW Columbia Street
Suite 1200
Portland, OR 97528

Herb Black                      20,000
c/o Black & Company
One SW Columbia Street
Suite 1200
Portland, OR 97528

Dennis B. Reiter                50,000
c/o Black & Company
One SW Columbia Street
Suite 1200
Portland, OR 97528

John F. Lillicrop               10,000
c/o Black & Company
One SW Columbia Street
Suite 1200
Portland, OR 97528

Bruce J. Alexander              30,000
c/o Black & Company
One SW Columbia Street
Suite 1200
Portland, OR 97528

Laurie Miller                   10,000
c/o Black & Company
One SW Columbia Street
Suite 1200
Portland, OR 97528